UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-7362

Western Asset Municipal Partners Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31,

Date of reporting period:	March 31, 2009

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FORM N-Q

MARCH 31, 2009

Western Asset Municipal Partners Fund Inc.

Schedule of Investments (unaudited)	March 31, 2009

Face Amount	Security	Value
MUNICIPAL BONDS — 98.0%
Arizona — 1.4%
$2,855,000	Glendale, AZ, Transportation Excise Tax Revenue, MBIA, 5.000% due 7/1/28	$2,837,328
California — 8.9%
5,000,000	California Health Facilities Finance Authority Revenue, Catholic Healthcare West, 5.625% due 7/1/32	4,589,850
2,000,000	California Housing Finance Agency Revenue, Home Mortgage, 4.800% due 8/1/37 (a)	1,476,640
35,000	California State, GO, Unrefunded Balance, 5.125% due 6/1/24	33,555
1,500,000	California Statewide CDA Revenue, Insured Health Facility L.A., Jewish Home, CA Mortgage Insurance, 5.000% due 11/15/28	1,273,425
5,000,000	Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated, FSA, 5.000% due 7/1/35	4,857,300
2,000,000	Southern California Public Power Authority, Project Number 1, 5.250% due 11/1/26	1,477,820
2,500,000	Turlock, CA, Public Financing Authority, Tax Allocation Revenue, FSA, 5.000% due 9/1/30	2,506,025
2,620,000	University of California Revenues, AMBAC, 5.000% due 5/15/36	2,467,988
	Total California	18,682,603
Colorado — 5.0%
	Colorado Health Facilities Authority Revenue:
2,850,000	Poudre Valley Health Care, 5.000% due 3/1/25	2,323,149
5,000,000	Refunding Adventist Health, Sunbelt, 5.250% due 11/15/35 (b)	4,242,750
495,000	Colorado Springs, CO, Hospital Revenue, 6.375% due 12/15/30 (c)(d)	543,262
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue:
500,000	5.750% due 11/15/18	406,180
4,000,000	6.500% due 11/15/38	2,989,720
	Total Colorado	10,505,061
Connecticut — 0.5%
1,000,000	Connecticut State HFA, Housing Mortgage Finance Program, 6.000% due 11/15/38	1,024,880
District of Columbia — 1.9%
4,600,000	District of Columbia, Hospital Revenue, Childrens Hospital Obligation Group, FSA, 5.250% due 7/15/45	4,043,078
Florida — 4.0%
2,000,000	Florida State Department of Environmental Protection, Preservation Revenue, Florida Forever, AMBAC, 5.000% due 7/1/21	2,037,740
4,950,000	Florida State Department of Transportation, Turnpike Revenue, FSA, 4.500% due 7/1/34	4,292,492
2,000,000	Miami-Dade County, FL, Aviation Revenue, Miami International Airport, FSA, 5.000% due 10/1/41	1,785,560
500,000	Seminole Tribe Florida Special Obligation Revenue, 5.250% due 10/1/27 (e)	335,575
	Total Florida	8,451,367
Hawaii — 1.0%
2,000,000	Hawaii State Airport System Revenue, FGIC, 6.000% due 7/1/19 (a)	2,001,860
Illinois — 14.7%
	Chicago, IL, Midway Airport Revenue, MBIA:
2,000,000	5.500% due 1/1/29	1,999,680
3,750,000	5.625% due 1/1/29 (a)	3,267,562
5,000,000	Chicago, IL, Park District, GO, Refunding, FGIC, 5.000% due 1/1/29	5,050,950
1,000,000	Chicago, IL, Public Building Commission, Building Revenue, Chicago School Reform, FGIC, 5.250% due 12/1/18	1,085,930

See Notes to Schedule of Investments.

Western Asset Municipal Partners Fund Inc.

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face Amount	Security	Value
Illinois — 14.7% (continued)
$1,500,000	Cook County, IL, Community College District No. 524 Moraine Valley, GO, MBIA, 5.000% due 12/1/25	$1,500,945
2,000,000	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	2,248,520
3,000,000	Illinois Finance Authority Revenue, Northwestern Memorial Hospital, 6.000% due 8/15/39 (f)	2,940,930
	Illinois Health Facilities Authority Revenue:
	Refunding:
1,475,000	Lutheran General Health System, 7.000% due 4/1/14	1,699,760
1,850,000	SSM Health Care, MBIA, 6.550% due 6/1/13 (g)	2,208,937
2,000,000	Servantoor Project, FSA, 6.000% due 8/15/12 (g)	2,190,680
605,000	South Suburban Hospital Project, 7.000% due 2/15/18 (g)	730,798
4,145,000	Illinois Municipal Electric Agency Power Supply, FGIC, 5.250% due 2/1/28	4,095,882
1,500,000	Illinois State, GO, First Series, FSA, 5.500% due 5/1/16	1,732,320
	Total Illinois	30,752,894
Indiana — 1.8%
	Indiana Bond Bank Revenue:
715,000	5.000% due 8/1/23 (c)	764,128
1,285,000	Unrefunded Balance, 5.000% due 8/1/23	1,314,246
2,390,000	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, AMBAC, 5.000% due 5/1/35	1,701,274
	Total Indiana	3,779,648
Iowa — 0.5%
1,000,000	Iowa Finance Authority, Hospital Facility Revenue, 6.750% due 2/15/16 (c)	1,058,040
Kansas — 0.7%
1,430,000	Kansas State Development Finance Authority, Health Facilities Revenue, Sisters of Charity, 6.250% due 12/1/28	1,465,593
Maryland — 5.7%
	Maryland State Health & Higher EFA Revenue:
3,000,000	Carroll County General Hospital, 6.000% due 7/1/37	2,672,700
2,500,000	Suburban Hospital, 5.500% due 7/1/16	2,576,575
	University of Maryland Medical Systems:
1,000,000	6.750% due 7/1/30 (c)	1,084,070
1,000,000	6.000% due 7/1/32 (c)(d)	1,131,080
	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC:
2,500,000	5.500% due 4/1/15 (a)	2,562,925
2,000,000	5.500% due 4/1/16 (a)	1,970,400
	Total Maryland	11,997,750
Massachusetts — 5.1%
1,000,000	Massachusetts Educational Financing Authority Education Loan Revenue, 6.125% due 1/1/22 (a)	991,530
	Massachusetts State HEFA Revenue, Partners Health:
2,405,000	5.750% due 7/1/32 (c)	2,672,244
95,000	Unrefunded Balance, 5.750% due 7/1/32	94,991
	Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program:
1,155,000	5.750% due 8/1/29 (c)	1,186,866
4,665,000	Unrefunded Balance, 5.750% due 8/1/29	4,732,829
1,000,000	Massachusetts State Water Resources Authority, MBIA, 5.000% due 8/1/34	987,200
	Total Massachusetts	10,665,660
Michigan — 2.5%
750,000	Detroit, MI, Water Supply System Revenue, FSA, 6.250% due 7/1/36 (f)	749,910
	Michigan State, Hospital Finance Authority Revenue:

See Notes to Schedule of Investments.

Western Asset Municipal Partners Fund Inc.

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face Amount	Security	Value
Michigan — 2.5% (continued)
$2,500,000	Refunding, Sparrow Hospital Obligated, 5.000% due 11/15/36	$1,779,500
3,000,000	Trinity Health, 5.375% due 12/1/30	2,801,610
	Total Michigan	5,331,020
Missouri — 1.6%
2,000,000	Boone County, MO, Hospital Revenue, Boone Hospital Center, 5.375% due 8/1/38	1,619,700
1,500,000	Missouri State Highways & Transit Commission, State Road Revenue, Second Lien, 5.250% due 5/1/20	1,683,270
	Total Missouri	3,302,970
New Jersey — 6.0%
	New Jersey EDA:
2,500,000	Motor Vehicle Surcharges Revenue, MBIA, 5.250% due 7/1/16	2,639,100
5,150,000	PCR, Revenue, Public Service Electric and Gas Co. Project, MBIA, 6.400% due 5/1/32 (a)	5,149,330
5,450,000	Water Facilities Revenue, New Jersey American Water Co. Inc. Project, FGIC, 6.875% due 11/1/34 (a)	4,839,873
	Total New Jersey	12,628,303
New York — 10.8%
2,000,000	Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters, 5.250% due 10/1/35	1,664,560
500,000	Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside, 6.700% due 1/1/43	376,215
	New York City, NY:
	GO:
1,980,000	6.000% due 5/15/30 (c)	2,121,946
20,000	Unrefunded Balance, 6.000% due 5/15/30	20,462
1,000,000	Municipal Water Finance Authority, Water & Sewer Systems Revenue, 5.125% due 6/15/31	1,000,440
4,115,000	TFA Revenue, Unrefunded Balance, Future Tax Secured, 5.500% due 11/15/17 (d)	4,434,201
3,365,000	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non State Supported Debt, AMBAC, 5.500% due 5/15/30	3,319,303
4,700,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, AMBAC, 5.000% due 4/1/26	4,727,683
5,000,000	New York State Urban Development Corp. Revenue, State Personal Income Tax, 5.000% due 3/15/26	5,068,600
	Total New York	22,733,410
North Carolina — 0.5%
1,200,000	North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group, 5.000% due 11/1/39	1,062,180
Oregon — 0.6%
1,250,000	Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health Systems, 5.250% due 10/1/18	1,300,738
Pennsylvania — 1.6%
	Philadelphia, PA:
2,685,000	Gas Works Revenue, 7th General Ordinance, AMBAC, 5.000% due 10/1/17	2,710,910
500,000	School District, GO, FSA, 5.500% due 2/1/31 (c)	557,815
	Total Pennsylvania	3,268,725
Tennessee — 2.2%
4,700,000	Memphis-Shelby County, TN, Airport Authority Revenue, AMBAC, 6.000% due 3/1/24 (a)	4,702,209

See Notes to Schedule of Investments.

Western Asset Municipal Partners Fund Inc.

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face Amount	Security	Value
Texas — 15.1%
$5,000,000	Aledo, TX, GO, ISD, School Building, PSF, 5.000% due 2/15/30 (d)	$5,055,400
	Austin, TX, Water & Wastewater System Revenue:
2,500,000	5.000% due 11/15/26	2,551,525
2,210,000	5.125% due 11/15/28	2,250,664
1,100,000	Beaumont, TX, ISD, GO, School Building, PSF, 5.000% due 2/15/33	1,104,906
250,000	Brazos River Authority Texas PCR, TXU Co., 8.250% due 5/1/33 (a)(e)	124,960
4,750,000	Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project, 5.950% due 5/15/33 (a)	3,202,877
3,125,000	Cypress-Fairbanks, TX, ISD, GO, School House, PSF, 5.000% due 2/15/30	3,169,469
2,960,000	Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, 5.250% due 12/1/18	2,842,636
3,000,000	Houston, TX, Utility System Revenue, Refunding, Combined First Lien, FSA, 5.250% due 5/15/20	3,125,310
1,000,000	Mesquite, TX, ISD No. 1, GO, Capital Appreciation, PSFG, zero coupon bond to yield 5.169% due 8/15/27	374,480
2,500,000	North Texas Tollway Authority Revenue, 5.750% due 1/1/40	2,402,325
1,000,000	Spring, Tex, ISD, GO, SchoolHouse, PSF, 5.000% due 8/15/23	1,072,590
5,000,000	Texas State Turnpike Authority Revenue, First Tier, AMBAC, 5.500% due 8/15/39	4,386,700
	Total Texas	31,663,842
Virginia — 1.5%
2,915,000	Greater Richmond, VA, Convention Center Authority, Hotel Tax Revenue, Convention Center Expansion Project, 6.125% due 6/15/20 (c)	3,139,892
Washington — 4.4%
2,900,000	Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, AMBAC, 5.450% due 7/1/37 (a)	2,419,876
2,000,000	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, MBIA, 5.000% due 3/1/30	1,914,860
4,650,000	Seattle, WA, GO, FSA, 5.750% due 12/1/28 (c)	4,858,180
	Total Washington	9,192,916
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $215,475,648)	205,591,967
SHORT-TERM INVESTMENTS — 2.0%
Florida — 0.1%
200,000	Orange County, FL, School Board, COP, LOC-Wachovia Bank N.A., 0.350%, 4/1/09 (h)	200,000
Illinois — 0.4%
800,000	Chicago, IL,, Board of Education, GO, FSA, SPA-Dexia Public Finance Bank, 3.000%, 4/2/09 (h)	800,000
Massachusetts — 0.3%
600,000	Massachusetts State HEFA Revenue, Northeastern University, LOC-JPMorgan Chase, 0.250%, 4/1/09 (h)	600,000
Missouri — 0.1%
300,000	Missouri State HEFA Revenue, BJC Health Systems, SPA-Bank of Nova Scotia & JPMorgan Chase, 0.500%, 4/1/09 (h)	300,000
Tennessee — 0.7%
1,500,000	Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, LOC-Bank of America N.A., 0.350%, 4/1/09 (h)	1,500,000

See Notes to Schedule of Investments.

Western Asset Municipal Partners Fund Inc.

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face Amount	Security	Value
Virginia — 0.4%
	Virginia Commonwealth University:
$500,000	Health System Authority Revenue, AMBAC, LOC-Wachovia Bank N.A., 0.350%, 4/1/09 (h)	$500,000
300,000	VA, AMBAC, LOC-Wachovia Bank N.A., SPA-Wachovia Bank N.A., 0.300%, 4/1/09 (h)	300,000
	Total Virginia	800,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,200,000)	4,200,000
	TOTAL INVESTMENTS — 100.0% (Cost — $219,675,648#)	$209,791,967

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.
(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Security is issued on a when-issued basis.
(g)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	AMBAC	- Ambac Assurance Corporation - Insured Bonds
	CDA	- Community Development Authority
	COP	- Certificate of Participation
	EDA	- Economic Development Authority
	EFA	- Educational Facilities Authority
	FGIC	- Financial Guaranty Insurance Company - Insured Bonds
	FSA	- Financial Security Assurance - Insured Bonds
	GO	- General Obligation
	HEFA	- Health & Educational Facilities Authority
	HFA	- Housing Finance Authority
	ISD	- Independent School District
	LOC	- Letter of Credit
	MBIA	- Municipal Bond Investors Assurance Corporation - Insured Bonds
	MWRA	- Massachusetts Water Resources Authority
	PCR	- Pollution Control Revenue
	PSF	- Permanent School Fund
	PSFG	- Permanent School Fund Guaranty
	SPA	- Standby Bond Purchase Agreement - Insured Bonds
	TFA	- Transitional Finance Authority

See Notes to Schedule of Investments.

Western Asset Municipal Partners Fund Inc.

Schedule of Investments (unaudited) (continued)	March 31, 2009

Summary of Investments by Industry *

Hospitals	19.9%
Transportation	13.6
Pre-Refunded/Escrowed to Maturity	12.4
Water & Sewer	11.6
Special Tax	9.3
Industrial Development	9.1
Local General Obligation	8.3
Electric	6.0
Education	3.6
Leasing	2.1
Housing	1.2
Resource Recovery	1.0
State General Obligation	0.8
Public Facilities	0.7
General Obligation	0.4
100.0%

*As a percentage of total investments. Please note that Fund holdings are as of March, 31, 2009 and are subject to change.

Ratings Table†

S&P/Moody’s/Fitch‡
AAA/Aaa	35.2%
AA/ Aa	33.4
A	24.0
BBB/Baa	2.8
CCC/Caa	0.1
A-1/VMIG1	2.0
NR	2.5
100.0%

†As a percentage of total investments.

‡ S&P primary rating; Moody’s secondary, then Fitch.

See pages 7 and 8 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore

Bond Ratings (unaudited)(continued)

not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature— VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Municipal Partners Fund Inc. (the “Fund”) was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Securities are valued based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”).  FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value.  The hierarchy of inputs is summarized below.

•                 Level 1 – quoted prices in active markets for identical investments

•                 Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                 Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	March 31, 2009	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Investments in Securities	$209,791,967	—	$209,791,967	—
Other Financial Instruments*	(299,953)	$(299,953)	—	—
Total	$209,492,014	$(299,953)	$209,791,967	—

* Other financial instruments include futures contracts.

(b) Financial Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin.’’ Subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the

Notes to Schedule of Investments (unaudited) (continued)

exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Fund may enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in interest rates, if applicable. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Securities Traded on a When-Issued Basis

The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities..

(d) Security Transactions.  Security transactions are accounted for on a trade date basis.

3.  Investments

At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,199,254
Gross unrealized depreciation	(14,082,935)
Net unrealized depreciation	$(9,883,681)

At March 31, 2009, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bond	100	6/09	$12,670,359	$12,970,312	$(299,953)

For the period ended March 31, 2009, the Fund held When-Issued securities with a total cost of $730,770.

Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure at March 31, 2009.

Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$(299,953)	$(299,953)
Foreign Exchange Contracts	—	—	—
Credit Contracts	—	—	—
Equity Contracts	—	—	—
Other Contracts	—	—	—
Total	—	$(299,953)	$(299,953)

Notes to Schedule of Investments (unaudited) (continued)

3. Recent accounting pronouncement

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Municipal Partners Fund

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 28, 2009

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	May 28, 2009